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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-5231 (Commission File No.)	36-2361282 (IRS Employer Identification No.)
One McDonald's Plaza Oak Brook, Illinois 60523 (630) 623-3000 (Address and Phone Number of Principal Executive Offices)

Item 5.    Other Events.

        On September 24, 2003, McDonald's Corporation (the "Company") issued a press release announcing the Company's annual cash dividend. The press release is furnished as Exhibit 99 and attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)
Date: September 30, 2003	By:	/s/ MATTHEW H. PAULL Matthew H. Paull Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.

99
News Release of McDonald's Corporation issued September 24, 2003:
McDonald's Revitalization Plan on Track - 70% Dividend Increase...Biggest in 25 Years

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  Item 5. Other Events.
SIGNATURE
Exhibit Index